Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	4525	56.58%
Delinquency, No Missing Data	3461	43.28%
No Delinquency, At Least One Month Missing	6	0.08%
Delinquency, At Least One Month Missing	5	0.06%
Total	7997	100.00%